Exhibit 99.2

Schedule of Adjusted Earnings From Continuing Operations (Non-GAAP) Recasting

As a global enterprise, our tax expense can be impacted by changes in tax rates or laws, the finalization of tax audits and reviews, and the impact of fluctuations in foreign currency remeasurement, as well as other discrete items. As a result, we can experience significant volatility in our tax provision as a result of factors unrelated to ongoing business operations. Management believes that excluding this volatility assists investors in understanding the Adjusted Earnings tax provision and the effective tax rate related to ongoing operations thereby providing investors with useful supplemental information about FMC's operational performance. Historically, we have excluded most of these types of items for our Adjusted Earnings tax provision. However, we have not historically excluded the tax impact of fluctuations of foreign currency remeasurement. This remeasurement is primarily associated with U.S. dollar denominated monetary assets and liabilities of our foreign subsidiaries whose functional currency is the U.S. dollar. In these instances, changes in the exchange rate between the U.S. dollar and the statutory foreign currency give rise to a tax effect, even though there is no corresponding pre-tax exchange rate gain or loss in the remeasured financial statements. Significant volatility between the U.S dollar and the statutory foreign currency (most recently, for instance, the volatility in the Brazilian real) creates significant volatility in our GAAP tax provision. We will now be excluding the effect of these items from our adjusted earning tax provision for the reasons described herein.
Prospectively, we will exclude the GAAP tax provision, including all discrete items, from our Non-GAAP measure of income, and instead include a Non-GAAP tax provision based upon the projected annual Non-GAAP effective tax rate. The difference between the GAAP tax provision and our Non-GAAP tax provision will be referred to as "Non-GAAP tax adjustments" and will be presented as a reconciling item within our Reconciliation of Net Income (Loss) attributable to FMC Stockholders (GAAP) to Adjusted After-Tax Earnings from Continuing Operations, attributable to FMC Stockholders (Non-GAAP).
This Exhibit 99.2 provides the recasted quarterly periods of 2015 and 2014 to recast our Adjusted Earnings tax provision for the impacts of the foreign currency remeasurement and foreign currency discrete items. We are providing this information to assist investors in understanding the impact of this change on recent historical periods. The column labeled as "Adj." below provides the impact, each period, of this change on both the Adjusted Earnings tax provision and earnings per a share.

FMC CORPORATION
RECASTED - SCHEDULE OF ADJUSTED EARNINGS FROM CONTINUING OPERATIONS (NON-GAAP)
(Unaudited, in millions, except per share amounts)

	2015
	1Q			2Q
	As filed	Adj.	Recasted	As filed	Adj.	Recasted
Revenue	$659.4	$—	$659.4	$887.1	$—	$887.1
Costs of sales and services	408.7	—	408.7	562.0	—	562.0

Gross margin	250.7	—	250.7	325.1	—	325.1

Selling, general and administrative expenses	101.0	—	101.0	126.8	—	126.8
Research and development expenses	26.6	—	26.6	39.0	—	39.0
Equity in (earnings) loss of affiliates	0.1	—	0.1	(0.1)	—	(0.1)

Total costs and expenses	536.4	—	536.4	727.7	—	727.7

Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (1)	$123.0	$—	$123.0	$159.4	$—	$159.4

Interest expense, net	14.0	—	14.0	24.7	—	24.7
Adjusted earnings from continuing operations, before income taxes and noncontrolling interests	$109.0	$—	$109.0	$134.7	$—	$134.7

Provision for income taxes	23.9	6.1	30.0	36.4	(0.4)	36.0
Net income attributable to noncontrolling interests	1.3	—	1.3	4.0	—	4.0
Adjusted after-tax earnings from continuing operations, attributable to FMC stockholders (Non-GAAP) (2)	$83.8	$(6.1)	$77.7	$94.3	$0.4	$94.7

Diluted adjusted after-tax earnings from continuing operations per share, attributable to FMC stockholders (Non-GAAP) (3)	$0.62	$(0.04)	$0.58	$0.70	$—	$0.70
Reconciling items to diluted earnings per common share (3)	(0.97)	0.04	(0.93)	4.82	—	4.82
Diluted earnings per common share (GAAP) (3)	$(0.35)	$—	$(0.35)	$5.52	$—	$5.52

(1)	Referred to as Adjusted Operating Profit.

(2)
The Company believes that the Non-GAAP financial measure “Adjusted After-Tax Earnings from Continuing Operations, attributable to FMC Stockholders”, and its presentation on a per share basis, provides useful information about the Company’s operating results to investors. Adjusted Earnings excludes the effects of Corporate special charges, Non-GAAP tax adjustments and the results of our discontinued operations. The Company also believes that excluding the effects of these items from operating results allows management and investors to compare more easily the financial performance of its underlying businesses from period to period. Additionally, the above schedule is presented in a format which reflects the manner in which we manage our business and is not in accordance with GAAP.

(3)	The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.

FMC CORPORATION
RECASTED - SCHEDULE OF ADJUSTED EARNINGS FROM CONTINUING OPERATIONS (NON-GAAP)
(Unaudited, in millions, except per share amounts)

	2014
	1Q			2Q			3Q			4Q
	As filed	Adj.	Recasted	As filed	Adj.	Recasted	As filed	Adj.	Recasted	As filed	Adj.	Recasted
Revenue	$756.9	$—	$756.9	$794.9	$—	$794.9	$819.1	$—	$819.1	$887.8	$—	$887.8
Costs of sales and services	460.8	—	460.8	477.7	—	477.7	535.6	—	535.6	569.5	—	569.5

Gross margin	296.1	—	296.1	317.2	—	317.2	283.5	—	283.5	318.3	—	318.3

Selling, general and administrative expenses	110.4	—	110.4	116.9	—	116.9	102.7	—	102.7	117.5	—	117.5
Research and development expenses	25.8	—	25.8	32.5	—	32.5	30.2	—	30.2	37.8	—	37.8
Equity in (earnings) loss of affiliates	(0.3)	—	(0.3)	—	—	—	0.1	—	0.1	—	—	—

Total costs and expenses	596.7	—	596.7	627.1	—	627.1	668.6	—	668.6	724.8	—	724.8

Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (1)	$160.2	$—	$160.2	$167.8	$—	$167.8	$150.5	$—	$150.5	$163.0	$—	$163.0

Interest expense, net	11.6	—	11.6	13.2	—	13.2	12.8	—	12.8	13.6	—	13.6
Adjusted earnings from continuing operations, before income taxes and noncontrolling interests	$148.6	$—	$148.6	$154.6	$—	$154.6	$137.7	$—	$137.7	$149.4	$—	$149.4

Provision for income taxes	40.4	—	40.4	42.7	(1.5)	41.2	32.5	6.7	39.2	27.2	6.1	33.3
Net income attributable to noncontrolling interests	3.2	—	3.2	2.3	—	2.3	2.1	—	2.1	1.8	—	1.8
Adjusted after-tax earnings from continuing operations, attributable to FMC stockholders (Non-GAAP) (2)	$105.0	$—	$105.0	$109.6	$1.5	$111.1	$103.1	$(6.7)	$96.4	$120.4	$(6.1)	$114.3

Diluted adjusted after-tax earnings from continuing operations per share, attributable to FMC stockholders (Non-GAAP) (3)	$0.78	$—	$0.78	$0.82	$0.01	$0.83	$0.77	$(0.05)	$0.72	$0.90	$(0.05)	$0.85
Reconciling items to diluted earnings per common share (3)	(0.29)	—	(0.29)	(0.01)	(0.01)	(0.02)	(0.35)	0.05	(0.30)	(0.33)	0.05	(0.28)
Diluted earnings per common share (GAAP) (3)	$0.49	$—	$0.49	$0.81	$—	$0.81	$0.42	$—	$0.42	$0.57	$—	$0.57

(1)	Referred to as Adjusted Operating Profit.

(2)
The Company believes that the Non-GAAP financial measure “Adjusted After-Tax Earnings from Continuing Operations, attributable to FMC Stockholders”, and its presentation on a per share basis, provides useful information about the Company’s operating results to investors. Adjusted Earnings excludes the effects of Corporate special charges, Non-GAAP tax adjustments and the results of our discontinued operations. The Company also believes that excluding the effects of these items from operating results allows management and investors to compare more easily the financial performance of its underlying businesses from period to period. Additionally, the above schedule is presented in a format which reflects the manner in which we manage our business and is not in accordance with GAAP.

(3)	The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.